UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

Commission File Number: 1-5273-1

Sterling Bancorp

(Exact name of registrant as specified in charter)

New York	13-2565216
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, New York, New York	10019-6108
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 757-3300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 2, 2012, Sterling Bancorp issued a press release announcing that its subsidiary, Sterling National Bank, acquired the business of Universal Mortgage, Inc. The terms of the transaction were not disclosed. The Company’s press release is included as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated August 2, 2012 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sterling Bancorp (Registrant)

Date: August 3, 2012	By:	/s/ JOHN W. TIETJEN
	Name:	John W. Tietjen
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number

99.1	Press release dated August 2, 2012.